FIRST AMENDMENT AGREEMENT

      This First Amendment Agreement dated as of January 31, 1997 ("Amendment") amends the Amended and Restated Credit Agreement dated as of February 21, 1996 (the "Credit Agreement"), among Arkansas Best Corporation, a Delaware corporation (the "Borrower"), the banks party thereto (the "Banks"), Societe Generale, Southwest Agency, as Managing Agent and Administrative Agent, and NationsBank of Texas, N.A., as Documentation Agent. Capitalized terms defined in the Credit Agreement and not otherwise defined or redefined herein are used herein with the meanings so defined.

      WHEREAS the Borrower has requested that the Credit Agreement be amended to provide for an uncommitted swingline facility which would constitute usage of the Revolving Commitments and the Borrowing Base for purposes of availability (but not calculation of commitment fees) and to modify certain covenants of the Borrower set forth in the Credit Agreement; and

      WHEREAS  the Banks have agreed to so amend the  Credit
Agreement on the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


      1.    Amendment  of  Credit  Agreement.   The   Credit
Agreement is hereby amended as follows:

      1.1. Table of Contents. The Table of Contents is amended by adding the following item to the list of exhibits:

          Exhibit T  -  Form of Swingline Note

     1.2. Section 1.01.  Section 1.01 is amended as follows:

      (a)  by deleting the number "$100,000,000" from clause
(e) of the definition of the term "Borrowing Base" and by substituting therefor the defined term "Maximum Borrowing
Base Real Property Amount";

      (b)  by  deleting  the phrase "Property  described  on
Schedule  1.0l(c)," from the definition of the term Eligible
Real Property; and

      (c)  by  restating  the  definitions  for  the  terms
"Advances", "Borrowing", "EBITDA", and "Notes" in their entirety, and by adding the following new definitions in appropriate alphabetical order:

           "Advances" means a Revolving Advance, a Swingline
     Advance, or a Term Advance, any such Revolving Advance or Term Advance being either a Prime Rate Advance or a Eurodollar Rate Advance.

           "Borrowing" means a Revolving Borrowing,  a  Term
     Borrowing, or the making of a Swingline Advance by SocGen.

           "EBITDA" means, without duplication, for any period for which such amount is being determined, the sum of the amounts for such period of (a) Adjusted Consolidated operating income plus (b) to the extent deducted in determining Adjusted Consolidated operating income, depreciation, amortization and letter of credit fees.

           "Mandatory Revolving Borrowing" means a Revolving
     Borrowing comprised of Prime Rate Advances made to repay a Swingline Advance which has not been repaid to SocGen on the date due.

           "Maximum Borrowing Base Real Property Amount" means $100,000,000 as such amount may be increased up to but not exceeding $115,000,000 as follows:

                     (a)   For  every  Asset Sale  occurring
          after January 31, 1997 involving Revenue Equipment, the Net Cash Proceeds of which are used
          (i) to reduce the Term Advances or (ii) after the repayment in full of the Term Advances to permanently reduce the Revolving Commitments pursuant to Section 2.04, the Maximum Borrowing Base Real Property Amount shall be increased by one Dollar multiplied by a factor of 0.80 for each Dollar of Net Cash Proceeds generated with respect to such Asset Sale; and

                     (b)   For  every  Asset Sale  occurring
          after January 31, 1997 involving real property, the Net Cash Proceeds of which are used (i) to reduce the Term Advances or (ii) after the repayment in full of the Term Advances to permanently reduce the Revolving Commitments pursuant to Section 2.04, the Maximum Borrowing Base Real Property Amount shall be increased by one Dollar multiplied by a factor of 0.67 for each Dollar of Net Cash Proceeds generated with respect to such Asset Sale.

          "Notes" means a Revolving Note, a Term Note or the Swingline Note.

           "Quoted Rate" means with respect to any Swingline
     Advance, the rate agreed upon between the Borrower and SocGen prior to the making of such Advance.

           "Swingline Advance" has the meaning set forth  in
           Section 2.01(c).

           "Swingline Note" means a promissory note of the Borrower payable to the order of SocGen in substantially the form of the attached Exhibit T, evidencing the indebtedness of the Borrower to SocGen from Swingline Advances owing to SocGen.

      1.3. Section 2.01. Section 2.01 is amended by adding a comma and the words "Swingline Advances" in the second sentence of paragraph (a) thereof after the phrase "aggregate amount of all outstanding Revolving Advances" , and by adding the following new paragraph (c) at the end thereof:

            (c) Swingline Advances. On the terms and conditions set forth in this Agreement, SocGen may, in its sole discretion from time-to-time on any Business Day during the period from the date of this Agreement until the Maturity Date, make advances ("Swingline Advances") under the Swingline Note to the Borrower in an aggregate principal amount not to exceed $10,000,000 outstanding at any time; provided that the aggregate principal amount of outstanding Revolving Advances, Swingline Advances, and Letter of Credit Exposure shall never exceed either (i) the aggregate Revolving Commitments at such time or (ii) the Borrowing Base at such time; and provided further than no Swingline Advance shall be made by SocGen if the statements set forth in Section 3.02(a) are not true on the date of such Swingline Advance, it being agreed by the Borrower that the giving of the applicable Notice of Borrowing and the acceptance by the Borrower of the proceeds of such Swingline Advance shall constitute a representation and warranty by the Borrower that on the date of such Swingline Advance such statements are true. Subject to the other provisions hereof, the Borrower may from time-to-time borrow, prepay (in whole or in part) and reborrow Swingline Advances.

            (A) Except as provided in the following clause (B) below, each request for a Swingline Advance shall be made pursuant to telephone notice to SocGen given no later than 11:00 a.m. (Dallas, Texas time) on the date of the proposed Swingline Advance, promptly confirmed by a completed and executed Notice of Borrowing telecopied to the Agent. SocGen will promptly make the Swingline Advance available to the Borrower at the Borrowers' account with the Agent.

           (B) The Borrower and the Banks agree that in the event any Swingline Advance is not repaid on the date due to SocGen, each Bank shall pay to the Agent its Pro Rata Share of such Swingline Advance and such payment shall be deemed to be a Prime Rate Advance made pursuant to such Bank's Revolving Commitment, whether made before or after termination of the Commitments, acceleration of the Advances, or otherwise, and whether or not the conditions precedent in Section 3.02 have been satisfied. The Agent shall give each Bank notice of such Mandatory Revolving Borrowing by 11:00 a.m. (Dallas, Texas time) on the date the Mandatory Revolving Borrowing is to be made. Each Bank shall make its Advance available to the Agent for the account of SocGen in immediately available funds by 1:00 p.m. (Dallas, Texas time) on the date requested, and the Borrower hereby irrevocably instructs SocGen to apply the proceeds of such Mandatory Revolving Borrowing to the payment of the outstanding Swingline Advances.

       1.4. Section 2.02. Section 2.02 is amended by restating paragraphs (a), (b) and (c)(i), (e) and (g) of such Section in their entirety as follows:
           (a) Notice. Each Revolving Borrowing shall be made pursuant to a Notice of Borrowing, given not later than (i) 11:00 a.m. (Dallas, Texas time) on the third Business Day before the date of the proposed Borrowing, in the case of a Eurodollar Rate Advance or
     (ii) 11:00 a.m. (Dallas, Texas time) on the Business Day of the proposed Borrowing, in the case of a Prime Rate Advance, by the Borrower to the Agent, which shall give to each Bank prompt notice on the day of receipt of timely Notice of Borrowing of such proposed Borrowing by telecopier. Each Swingline Advance shall be made pursuant to a Notice of Borrowing, given not later than 11:00 a.m. (Dallas, Texas time) on the day of the proposed Borrowing. Each Notice of Borrowing shall be in writing or by telecopier specifying the requested (i) date of such Borrowing, (ii) Type of Advances comprising such Borrowing, (iii) aggregate amount of such Borrowing, and (iv) if such Borrowing is to be comprised of Eurodollar Rate Advances, the Interest Period for each such Advance. In the case of a proposed Borrowing comprised of Eurodollar Rate Advances, the Agent shall promptly notify each Bank of the applicable interest rate under Section 2.06(b). Each Bank shall (i) in the case of all Revolving Borrowings other than Borrowings made on the same day as the day the Notice of Borrowing is received, before 11:00 a.m. (Dallas, Texas time) on the date of such Borrowing and (ii) in the case of Revolving Borrowings made on the same day as the date of the Notice of Borrowing or Mandatory Revolving Borrowings, before 1:00 p.m. (Dallas, Texas time), make available for the account of its Applicable Lending Office to the Agent at its address referred to in Section 9.02, or such other location as the Agent may specify by notice to the Banks, in same day funds, such Bank's Pro Rata Share of such Borrowing. After the Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Agent will make such funds available to the Borrower at its account with the Agent.
           (b) Conversions and Continuations. In order to elect to Convert or continue Advances comprising part of the same Revolving Borrowing or Term Borrowing under this Section, the Borrower shall deliver an irrevocable Notice of Conversion or Continuation to the Agent at the Agent's office no later than 11:00 a.m. (Dallas,
     Texas time) (i) on the Business Day of the proposed conversion date in the case of a Conversion of such Advances to Prime Rate Advances and (ii) at least three Business Days in advance of the proposed Conversion or continuation date in the case of a Conversion to, or a continuation of, Eurodollar Rate Advances. Each such Notice of Conversion or Continuation shall be in writing or by telecopier, specifying (i) the requested Conversion or continuation date (which shall be a Business Day), (ii) the Borrowing amount and Type of the Advances to be Converted or continued,
     (iii) whether a Conversion or continuation is requested, and if a Conversion, into what Type of Advances, and (iv) in the case of a Conversion to, or a continuation of, Eurodollar Rate Advances, the requested Interest Period. Term Advances may only be Converted or continued as Term Advances and Revolving Advances may only be Converted or continued as
     Revolving Advances. Swingline Advances may not be converted or continued. Promptly after receipt of a Notice of Conversion or Continuation under this paragraph, the Agent shall provide each Bank with a copy thereof and, in the case of a Conversion to or a Continuation of Eurodollar Rate Advances, notify each Bank of the applicable interest rate under
     Section 2.06(b). For purposes other than the conditions set forth in Section 3.02, the portion of Term Advances comprising part of the same Term Borrowing that are Converted to Term Advances of another Type shall constitute a new Term Borrowing and the portion of Revolving Advances comprising part of the same Revolving Borrowing that are Converted to Revolving Advances of another Type shall constitute a new Revolving Borrowing.

            (c)    Certain   Limitations.    Notwithstanding
     anything in paragraphs (a) and (b) above:

                (i)   each Borrowing (other than a Borrowing
          of Swingline Advances) shall be in an aggregate amount not less than $2,000,000 or greater multiples of $1,000,000, in the case of Eurodollar Rate Advances, or $1,000,000 or greater multiples of $100,000, in the case of Prime Rate Advances, and shall consist of Advances of the same Type made on the same day by the Banks ratably according to their respective Commitments.

           (e) Agent Reliance. Unless the Agent shall have received notice from a Bank before the date of any Revolving Borrowing or Mandatory Revolving Borrowing that such Bank will not make available to the Agent such Bank's Pro Rata Share of the Borrowing, the Agent may assume that such Bank has made its Pro Rata Share of such Borrowing available to the Agent on the date of such Borrowing in accordance with paragraph (a) of this
     Section 2.02 and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made its Pro Rata Share of such Borrowing available to the Agent, such Bank and the Borrower severally agree to immediately repay to the Agent on demand such corresponding amount, together with interest on such amount, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at
     (i) in the case of the Borrower, the interest rate applicable on such day to Advances comprising such Borrowing and (ii) in the case of such Bank, the Federal Funds Rate for such day. If such Bank shall repay to the Agent such corresponding amount and interest as provided above, such corresponding amount so repaid shall constitute such Bank's Advance as part of such Borrowing for purposes of this Agreement even though not made on the same day as the other Advances comprising such Borrowing.

           (g) Notes. The indebtedness of the Borrower to each Bank resulting from Revolving Advances owing to such Bank shall be evidenced by the Revolving Note of the Borrower payable to the order of such Bank in substantially the form of Exhibit A. The indebtedness of the Borrower to each Bank resulting from Term Advances owing to such Bank shall be evidenced by the Term Note of the Borrower payable to the order of such Bank in substantially the form of Exhibit B. The indebtedness of the Borrower to SocGen resulting from Swingline Advances owing to SocGen shall be evidenced by the Swingline Note of the Borrower payable to the order of SocGen in substantially the form of Exhibit T.

     1.5 Section 2.04. Section 2.04 is amended by revising paragraph (c) to delete the phrase ". . . less (iii) the aggregate amount of the "Tranche A Commitments" and "Tranche B Commitments" (as such terms are defined in the Liquidity Facility)" in the last two lines of such paragraph and the addition of a new paragraph (d) as follows:

          (d)  Asset Sale.

                     (i)   Upon the occurrence of any  Asset
               Sale which occurs after the Term Advances have been paid in full, the aggregate Revolving Commitments shall permanently reduce 15 days after the end of each calendar quarter during which such Asset Sale occurs; provided that, in the case of any Asset Sale which individually or in the aggregate with other Asset Sales that quarter yields Net Cash Proceeds of greater than $5,000,000 such permanent reduction in the Revolving Commitments shall occur on the date ten days after the occurrence of such Asset Sale by an amount equal to one Dollar multiplied by (i) a factor of 0.67 to 1 for each Dollar of Net Cash Proceeds received with respect to a sale of real property and (ii) a factor of 0.80 to 1 for each Dollar of Net Cash Proceeds received with respect to a sale of Revenue Equipment.

                     (ii)  Upon the occurrence of any  Asset
               Sale which results in full repayment of the Term Advances the aggregate Revolving Commitments shall permanently reduce by the amount of the Net Cash Proceeds which exceed the amount of Net Cash Proceeds used to fully repay the Term Advances on the date the Net Cash Proceeds of such Asset Sale are required to be paid to the Banks pursuant to Section 2.07(c)(iii) by an amount equal to one Dollar multiplied by (i) a factor of 0.67 to 1 for each Dollar of Net Cash Proceeds received with respect to a sale of real property and
               (ii) a factor of 0.80 to 1 for each Dollar of Net Cash Proceeds received with respect to a sale of Revenue Equipment.

               Notwithstanding  anything   herein   to   the
               contrary, the maximum reduction in the Revolving Commitments pursuant to this
               Section 2.04(d)(i) and (ii) shall not exceed $15,000,000 in the aggregate.

      1.6. Section 2.05. Section 2.05 is amended by adding the following new paragraph (c) at the end thereof:

           (c) Swingline Advances. The Borrower shall repay the outstanding principal amount of each Swingline Advance on the earlier of the Maturity Date or the date which is three Business Days after the date such Swingline Advance was made.

     1.7. Section 2.06. Section 2.06 is amended by revising the introductory paragraph and adding a new paragraph (c), in each case as set forth below, and by relettering existing paragraphs (c) and (d) as paragraphs (d) and (e), respectively:

           Section 2.06. Interest. The Borrower shall pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

           (c) Swingline Advances. If such Advance is a Swingline Advance, a rate per annum equal at all times to the lesser of (i) the Quoted Rate and (ii) the Maximum Rate, payable in arrears on the date such Advance shall be paid in full, provided that any amount of principal which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal at all times to the lesser of
     (i) the rate required to be paid on such Advance immediately prior to the date on which such amount becomes due plus two percent (2%) and (ii) the Maximum Rate.

      1.8.  Section 2.07(b).  Section 2.07(b) of the  Credit
Agreement is amended by restating the first sentence thereof in its entirety as follows:

     The Borrower may elect to prepay any of the Advances, after giving notice thereof to the Agent (i) by 11:00 a.m. (Dallas, Texas time) on the day of prepayment of any Swingline Advance, and (ii) by 11:00 a.m. (Dallas Texas time) at least three Business Days' prior to the day of prepayment of any Eurodollar Rate Advances, and at least one Business Day prior to the day of prepayment of any Prime Rate Advances. Such notice must state the proposed date and aggregate principal amount of such prepayment, whether such prepayment should be applied to reduce outstanding Term Advances or Revolving Advances or Swingline Advances, and if applicable, the relevant Interest Period for the Advances to be prepaid.

      1.9 Section 2.07(c)(iii). Section 2.07(c)(iii) is amended by deleting the number "$7,500,000" from the fifth line of such provision and by substituting therefor the number "$5,000,000".

      1.10. Section 2.10. Section 2.10 is amended by inserting "2.01(c)," before "2.03(b)" in the parenthetical in the second sentence of paragraph (a) thereof.

       1.11  Section  2.13.   Section  2.13  is  amended  by
inserting  after  the words "Revolving Advances"  in  clause
(i)(y)(B)  thereof  a  comma and the  words  "the  Swingline
Advances."

      1.12. Section 3.02. Section 3.02 is amended by adding the phrase ("and other than a Mandatory Revolving
Borrowing)" after the words "existing Borrowing" inside the parenthetical of the first sentence thereof.

      1.13. Section 4.08(c). Section 4.08 is amended by relettering paragraph (c) thereof as paragraph (d) and by changing all references in the Credit Documents to Section 4.08(c) of the Credit Agreement to Section 4.08(d) and by adding the following new paragraph (c) to such Section:

          (c)  Swingline Line Advances.  The proceeds of the
     Swingline Line Advances will be used by the Borrower for general corporate purposes of the Borrower and its Subsidiaries.

     1.14. Section 6.05(b). Section 6.05(b) is restated in its entirety as follows:

           (b)  provided  no  Default has  occurred  and  is
     continuing or would result therefrom, WWC may (i) on the date which is one Business Day prior to April 15, 1998, make the sinking fund payment which is required to be made by WWC on such date under Section 3.04 of the Indenture, provided that the amount of such payment shall not exceed (x) an amount sufficient to redeem $2,500,000 aggregate principal amount of Subordinated Debentures on April 15, 1998 plus accrued interest to such date on such Subordinated Debentures, less (y) the aggregate amount of any Subordinated Debentures which may have been acquired by Borrower or WWC and delivered to the Trustee under the Indenture for cancellation as permitted in clause (ii) below, and (ii) provided (A) there are no Term Advances outstanding and (B) the Revolving Commitments are less than or equal to $260,000,000 on any Business Day after November 15, 1997 but before February 15, 1998, purchase Subordinated Debentures for an aggregate purchase price not to exceed $2,500,000, provided that on the Business Day immediately following such purchase, WWC shall notify the Trustee under the Indenture pursuant to
     Section 3.04 thereof that it intends to deliver such purchased Subordinated Debentures to the Trustee to reduce or satisfy the sinking fund payment that would otherwise be due and payable by WWC on the Business Day immediately preceding April 15, 1998 by an amount equal to the aggregate principal amount of such purchased Subordinated Debentures, and on or prior to February 15, 1998, WWC shall deliver the Officers' Certificate contemplated by Section 3.04 of the Indenture and shall tender to the Trustee such Subordinated Debentures for cancellation in order to reduce or satisfy the sinking fund payment due on the Business Day immediately preceding April 15, 1998.

      1.15. Section 6.06. Section 6.06 is amended by adding the following phrase at the end of clause (a): "and the purchase of Subordinated Debentures to the extent permitted by Section 6.05(b)(ii)."

     1.16. Section 6.12. Section 6.12 is amended by the deletion of the year "1997" and by substituting the year
"1998" therefor.

       1.17.      Section  6.13.   Section  6.13  is  hereby
restated in its entirety as follows:

          Section 6.13.  Net Worth.
          (a) The Borrower will not permit its Consolidated Net Worth at any time, tested on the last day of each month, to be less than (a) from February 1, 1997 to and including March 31, 1997, $116,000,000, (b) from April 1, 1997 to and including August 31, 1997, $117,500,000 and (c) from September 1, 1997 to and including December 31, 1997, $120,000,000.

          (b) The Borrower will not permit its Consolidated Net Worth at any time from January 1, 1998 to and including March 31, 1998 and from April 1, 1998 to and including June 30, 1998, tested quarterly, to be less than an amount equal to $125,000,000 plus (A) 50% of cumulative Consolidated Net Income of the Borrower (without deduction for quarterly losses) for the period from January 1, 1998 to the date of determination plus
     (B) 100% of the net cash proceeds of any issuance of equity by the Borrower after the Effective Date.

     For purposes of calculating, "Net Worth" pursuant to this Section 6.13, all earnings and losses of Treadco after December 31, 1996 shall be excluded therefrom.

       1.18.      Section  6.14.   Section  6.14  is  hereby
restated in its entirety as follows:

            Section  6.14.   Minimum  EBITDA.      (a)   The
     Borrower will not permit its Adjusted Consolidated EBITDA, as of the last day of any month, commencing February 28, 1997, and for the period commencing January 1, 1997 and ending on such date, to be less than the following amounts calculated on a cumulative basis:
                                   Minimum Adjusted/
               Month End                Consolidated EBITDA

          February 28, 1997              $(5,500,000)
          March 31, 1997                 $    -0-
          April 30, 1997                 $7,000,000
          May 31, 1997                   $14,000,000
          June 30, 1997                  $21,000,000
          July 31, 1997                  $30,000,000
          August 31, 1997                $40,000,000
          September 30, 1997             $50,000,000
          October 31, 1997               $64,000,000
          November 30, 1997              $66,000,000
          December 31, 1997              $68,000,000

           (b) The Borrower will not permit its Adjusted Consolidated EBITDA, as of the last day of any fiscal quarter commencing March 31, 1998 and for the Rolling Period ending on such date, to be less than the following amounts calculated on a cumulative basis:

                                   Minimum Adjusted/
          Quarter End                   Consolidated EBITDA

          March 31, 1998                 $75,000,000
          June 30, 1998                  $85,000,000

     1.19. Section 6.15. Section 6.15 is hereby amended by restating clause (b) and clause (c) thereof as follows:
"(b) Capital Expenditures in an aggregate amount not to exceed $20,000,000 in fiscal year 1997, and (c) Capital Expenditures in an aggregate amount not to exceed $50,000,000 in fiscal year 1998."

      1.20. Exhibits to Credit Agreement. Exhibits "F" and "L-1" attached to the Credit Agreement are hereby replaced in their entirety with Exhibit "F" and "L-1" attached to this Amendment. Exhibit T attached to this Amendment shall become a new Exhibit T attached to the Credit Agreement.

      1.21.      Schedules  to  Credit Agreement.   Schedule
1.01(c) shall be deleted in its entirety.

      2. Incentive Fee. In addition to the fees set forth in the Credit Agreement and the fee described in Section 4 below, the Borrower hereby agrees that if either (a) the outstanding balance of all Term Advances exceeds $10,000,000 as of the close of business on June 30, 1997, or (b) there occurs an Event of Default after the Amendment Effective Date on or prior to June 30, 1997 then the Borrower shall pay to the Agent a one time fee for the benefit of each Bank, equal to 1/8% of the sum of the Commitment of such Bank plus the outstanding amount of such Bank's Term Advances as of such date. If either of such events occur, such one time fee shall be payable on the earlier of the occurrence of such Event of Default or July 1, 1997.

      3. Representations and Warranties. The Borrower hereby represents and warrants to the Banks that each of the representations and warranties set forth in the Credit Agreement and in Section 7 of the Guaranty and in each Security Agreement are true and correct as of the date of this Amendment.

      4. Effectiveness of Amendment. This Amendment shall become effective on the date the Agent has received the following:

      (a) counterparts of this Amendment executed by the Borrower and the Majority Banks,

      (b) a Certificate of Secretary or Assistant Secretary executed on behalf of the Borrower in a form satisfactory to the Agent which certifies the title, authority and true signature of the officer of the Borrower executing this Amendment on behalf of the Borrower, and

      (c) an amendment fee for the account of each Bank which has executed and delivered this Amendment to the Agent on or before January 31 in an amount equal to .25% of the sum of the Commitment of such Bank plus the outstanding amount of such Bank's Term Advance as of such date.

5. Counterparts. This Amendment may be executed in any number of counterparts which together shall constitute an instrument.

6. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas.


           [REMAINDER OF PAGE INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers duly authorized as of the date first written above.


                              BORROWER:

                              ARKANSAS BEST CORPORATION


                              By:
                                   Donald L. Neal
                                   Senior Vice President and
                                   Chief Financial Officer


                              ADMINISTRATIVE AGENT:

                              SOCIETE GENERALE,
                                   SOUTHWEST AGENCY


                              By:
                                   Louis Parkerson Laville, III
                                   Vice President


                              MANAGING AGENT:

                              SOCIETE GENERALE,
                                   SOUTHWEST AGENCY


                              By:
                                   Louis Parkerson Laville, III
                                   Vice President

                              DOCUMENTATION AGENT:

                              NATIONSBANK OF TEXAS, N.A.


                              By:
                                   Jay T. Wampler
                                   Vice President


                              BANKS:

                              SOCIETE GENERALE,
                                   SOUTHWEST AGENCY


                              By:
                                   Louis Parkerson Laville, III
                                   Vice President


                              NATIONSBANK OF TEXAS, N.A.


                              By:
                                   Jay T. Wampler
                                   Vice President

                               BANK  OF AMERICA NATIONAL TRUST AND
                                SAVINGS ASSOCIATION


                              By:
                              Name:
                              Title:


                                ABN  AMRO  BANK  N.V.,  HOUSTON AGENCY


                              By:
                              Name:
                              Title:


                              By:
                              Name:
                              Title:


                               BOATMEN'S NATIONAL BANK OF ST. LOUIS


                              By:
                              Name:
                              Title:


                              CREDIT LYONNAIS NEW YORK BRANCH


                              By:
                              Name:
                              Title:


                              THE FIRST NATIONAL BANK OF BOSTON


                              By:
                              Name:
                              Title:


                                THE FIRST NATIONAL BANK OF CHICAGO


                              By:
                              Name:
                              Title:

                              DEPOSIT GUARANTY NATIONAL BANK


                              By:
                              Name:
                              Title:


                              PNC BANK, N.A.


                              By:
                              Name:
                              Title:


                              ROYAL BANK OF CANADA


                              By:
                              Name:
                              Title:


                              WELLS FARGO BANK, N.A.


                              By:
                              Name:
                              Title:


                              THE BANK OF TOKYO TRUST COMPANY


                              By:
                              Name:
                              Title:

                               THE LONG-TERM CREDIT BANK OF JAPAN,
                                   LIMITED, NEW YORK BRANCH


                              By:
                              Name:
                              Title:


                              UNITED STATES NATIONAL BANK
                                    OF OREGON


                              By:
                              Name:
                              Title:

                              BANQUE FRANCAISE DU COMMERCE
                                   EXTERIEUR


                              By:
                              Name:
                              Title:


                              By:
                              Name:
                              Title: